(ART)
The Latin America
Equity Fund, Inc.
-----------------
ANNUAL REPORT
DECEMBER 31, 1997

 CONTENTS

Letter to Shareholders.......................................................................          1

Portfolio Summary............................................................................          6

Schedule of Investments......................................................................          8

Statement of Assets and Liabilities..........................................................         13

Statement of Operations......................................................................         14

Statement of Changes in Net Assets...........................................................         15

Financial Highlights.........................................................................         16

Notes to Financial Statements................................................................         17

Report of Independent Accountants............................................................         22

Results of Annual Meeting of Shareholders....................................................         23

Tax Information..............................................................................         24

Description of Dividend Reinvestment and Cash Purchase Plan..................................         25

PICTURED ON THE COVER IS A SCENIC VIEW OF CARACAS, VENEZUELA.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS
                                                               February 11, 1998

DEAR SHAREHOLDER:

I am writing to report on the activities of The Latin America Equity Fund, Inc. (the "Fund") for the year ended December 31, 1997.

At December 31, 1997, the Fund's net assets were $148.1 million. The Fund's net asset value ("NAV") was $17.22 per share (net of dividends and distributions paid of $1.66 per share), as compared to $16.89 at December 31, 1996.

PERFORMANCE

For the year ended December 31, 1997, the Fund's total return, based on NAV and assuming the reinvestment of dividends and distributions, was 15.0%. By comparison, the total return of the Morgan Stanley Capital International Emerging Markets Latin America Free Index ("EMFLA") was 31.6%.

I attribute the Fund's underperformance versus the EMFLA during the year to several factors. Most prominent was a so-called "large-cap effect," in which a market index's overall returns are exaggerated by the disproportionate weighting of large-capitalization (I.E., the most liquid) stocks in the index. Since management of the Fund is bound by strict legal diversification requirements, relative performance tends to suffer when the large-cap effect occurs. This certainly was the case last year, as the Fund was systematically exposed to medium-sized and even less liquid stocks that lagged the larger-caps by some distance, especially in the first half of the year.

Another unfavorable element was the Fund's relatively large position in Chile, which was the worst-performing Latin equity market in 1997, mainly because of capital repatriation rules. Stock selection in some sectors, however, was poor (E.G., Brazilian retail). Finally, returns were adversely affected by transaction costs incurred as I restructured the Fund to improve its liquidity profile.

Despite all of these problems, performance has been steadily recovering since mid-1997. With the addition of further staff to provide more analytical support as well as the introduction of certain changes in the investment process, I am optimistic that it will continue to do so in 1998.

INVESTMENT PERSPECTIVE

Latin American equities caught a bad case of the "Asian Flu" of currency devaluation and falling securities prices during the fourth quarter of 1997. Unlike earlier in the year, Latin markets bore the full brunt of investor anxiety about Asia's deteriorating economic condition. EMFLA strongly outperformed emerging markets as a group during the fourth quarter and year as a whole.

Brazil was one of the hardest-hit Latin markets. This was due to the massive October sell-off in global financial markets that originated amidst concerns that Hong Kong would have to devalue its dollar. The sell-off quickly spread to the markets of other nations whose currencies were considered particularly vulnerable, among which the Brazilian

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS
REAL was foremost. Similar perceptions about the Chilean peso generated heavy selling in Chilean equities as well. Mexico weathered the storm best; in fact, it was the top-performing Latin market both in the fourth quarter and the year, by far.

The macroeconomic backdrop for Latin stocks has substantially changed since my last report, with conditions in Brazil and Chile most significant in this regard. Prior to October, the Brazilian economy was encountering some turbulence, but was in reasonably good shape. With the battering of the REAL, however, the government has been forced both to implement a harsh fiscal austerity plan and, more generally, act with much greater urgency to enact a number of substantive reforms that it had previously approached in a more leisurely manner. Chile finds itself simultaneously having to manage an overheated economy, defend the peso, adjust to much lower Asian demand for its exports and absorb a sharp decline in the price of its most important product, copper.

FEATURED STOCKS

As is my custom, I'd like to highlight specific companies held in the Fund in order to provide some insight into how your money is invested. The following are two that I view quite positively.

FOMENTO ECONOMICO MEXICANO, S.A. DE C.V.

Fomento Economico Mexicano, S.A. de C.V. is Mexico's largest beverage producer and second-largest brewer, as well as one of the world's leading producers of Coca-Cola products. Most commonly known as "Femsa," it also is one of the largest Mexican companies of any kind.

Femsa traces its origins back to the 1890 founding of the Cerveceria Cuauhtemoc brewery and took its present form in a 1988 corporate restructuring. Today, it consists of four operating divisions. These are Femsa Cerveza beers (41% of estimated 1997 sales), Coca-Cola Femsa soft-drinks (39%), Femsa Empaques packaging (12%) and the OXXO chain of convenience stores (8%).

To fully understand the case for Femsa, it is helpful to know more about the Mexican beer industry as a whole. The industry is a duopoly comprised of Femsa (estimated market share: 42%) and Grupo Modelo, S.A. de C.V., ("Modelo") (58%) that is subject to little foreign competition. A combination of favorable demographics and low per capita beer consumption relative to the U.S. and most of Latin America, furthermore, suggests wide scope for future industry growth.

My original rationale for adding Femsa shares to the portfolio in 1997 was simply that the company was very well-positioned to benefit from an anticipated upturn in the Mexican economy. Indeed, the stock more than doubled during the year for precisely this reason. My rationale continues to apply, as I see substantial further upside in Femsa due to Mexico's bright economic picture going forward.

--------------------------------------------------------------------------------
   2

 LETTER TO SHAREHOLDERS

As for company specifics, there are many that support an optimistic view of the stock. Among them:

- Following a stiff increase in the Mexican government's tax on beer production (I.E., to 25% from 19%) late in 1997, Femsa and Modelo announced even higher price increases. Given that this was the first inflation-adjusted price hike for beer since the peso crisis of 1994-95, it signals the companies' confidence in the ongoing strength of the domestic economy. I agree and view this as a positive move.

- Even as Mexican beer consumption continues to rise, Femsa has chosen to expand brewing capacity primarily by raising the efficiency of existing production facilities. This boosts cash flow by avoiding the large capital expenditures associated with new additions to capacity.

- Femsa's alliances with major international firms enhances its flexibility and overall competitive position. Alliances are with Coca-Cola, which owns 30% of Coca-Cola Femsa (Femsa holds a controlling 51% stake); the Canadian brewer John Labatt, which acquired 22% of Femsa Cerveza in 1994 in exchange for 30% of Labatt's U.S. distribution operations; and Amoco, which is partnering with OXXO to manage gas stations that capitalize on OXXO's expertise in convenience stores.

- The Femsa Empaques packaging business gives Femsa important vertical integration. Femsa Empaques derives considerable economies of scale not only as the sole supplier to Femsa's beer and soft-drink operations but also as the low-cost supplier to Mexican beverage producers more generally. Third-party sales now account for about 40% of Femsa Empaques's revenues and are rising.

- Following its re-launch in 1996, Femsa's Sol beer brand has achieved the highest volume growth rates in the history of the entire Mexican beer industry.

COMPANHIA DE SANEAMENTO BASICO DO ESTADO DE SAO PAULO

When investors think of businesses most commonly associated with emerging markets infrastructure, sectors such as electricity, telecommunications, construction and cement most readily come to mind. The water business, however, is rarely mentioned, simply because there are few publicly traded water companies in Latin America and the emerging equity markets generally.

An exception is Companhia de Saneamento Basico do Estado de Sao Paulo ("Sabesp"). Sabesp is the water and sewage operator for much of the Brazilian state of Sao Paulo, which controls 90+% of the company's equity ownership. It also is the world's second-largest such operator (in terms of revenues and population served) and the only one in Latin America with publicly traded shares.

There is a powerful, multi-faceted case in favor of investment in Sabesp. Its company fundamentals are outstanding. It has privatization-related appeal. It is, simultaneously, a stock with strong growth prospects and solid defensive characteristics.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

FUNDAMENTALS - At the heart of the Sabesp story is its service area, most of which is located in the city of Sao Paulo Metropolitan Region ("SPMR"). SPMR is one of the biggest water-service territories in the world as well as one of Brazil's most populous, affluent and economically productive regions. [Note: household water consumption typically is disproportionately higher as income levels rise.]

Sabesp has experienced a remarkable turnaround since liquidity problems and underinvestment caused it to post a large loss in 1994. New management was installed the next year, and has had great success in reducing bloated costs and restructuring the company's operations and finances. Such efforts continue.

Several factors suggest that the threat of future competition for Sabesp should be relatively low. The nature of the water and sewage business is such that the establishment of competing facilities is not economically viable. It also favors operators that have large same-territory economies of scale. Most of Sabesp's municipal concessions have another 10-30 years to run. Renewal of concessions is highly probable, furthermore, since Sabesp owns all of the water systems that it operates: it is far easier and more efficient for Sao Paulo's cash-strapped municipalities to renew than to buy out system ownership from the company.

PRIVATIZATION - Sabesp is not expected to be fully privatized, but has some appeal in this context nonetheless. The Sao Paulo state government intends to sell a 20% block of Sabesp's shares to a strategic partner by mid-1998. Such a partner could bring substantial benefits to Sabesp in the form of managerial/operational expertise; enhanced access to capital; strengthened expansion/acquisition capability; reduced exposure to political risk; and higher visibility among investors. Shareholders are already benefiting from this situation, as the state has great incentive to maximize the company's attractiveness to potential partners.

GROWTH STOCK - Sabesp can look forward to much future growth. In Brazil, water distribution is considered a growth business whose rate of increase is expected to exceed that of the nation's Gross Domestic Product. Sabesp's existing service territory offers significant potential for further penetration (notably for sewage, whose penetration is much lower than that of water). Expansion into other areas of Brazil or other Latin countries is another possibility.

DEFENSIVE APPEAL - Demand for Sabesp's main products (I.E., water distribution and sewage processing) is inelastic and exempt from economic cyclicality. This means that investors can expect reasonably predictable growth in revenues, earnings and cash flow.

OUTLOOK

Weakening macroeconomic fundamentals and falling stock prices have compelled me to adjust my near-term view on Latin equities. At present, then, I see a cautious stance as most appropriate.

It appears that the problems in Asia are deeply structural and will take considerable time to resolve, meaning that Latin markets are likely to continue to experience greater-than-normal volatility. In addition, the Brazilian growth engine has stalled for the time being, leaving privatization as the key driver of potential appreciation for Brazilian stocks. It is ironic that Mexico, whose peso crisis caused Latin equity prices to slump from late 1994 into early 1996, can now be legitimately regarded as the "safe haven" among the region's markets.

--------------------------------------------------------------------------------
   4

 LETTER TO SHAREHOLDERS

As for stocks themselves, the changed environment means that investors' expectations of corporate earnings and overall business prospects have been revised downward. A further negative is one of a more technical nature. By this I refer to the large-scale selling of Latin equities that invariably occurs when managers of dedicated emerging markets portfolios must raise cash in response to declining share prices in Asian markets. Liquidity constraints magnify the impact of such selling.

I appreciate your interest in the Fund, and would be pleased to respond to your questions or comments.

Sincerely yours,

            [SIGNATURE]
Richard W. Watt
President and Chief Investment Officer*

I wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program. The automatic Dividend Reinvestment Plan (the "Plan") can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact that party for details about participating in the Plan. The Fund also offers shareholders a voluntary Cash Purchase Plan. The Plan and the Cash Purchase Plan are described on pages 25 and 26 of this report.

--------------------------------------------------------------------------------
* Richard W. Watt, who is a Managing Director of BEA Associates, is primarily responsible for management of the Fund's assets. Mr. Watt has served the Fund in such capacity since January 1, 1997. He joined BEA Associates on August 2, 1995. Mr. Watt formerly was associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. In this capacity, he led a team of four portfolio managers and was manager of a closed-end fund focusing on smaller Latin American companies. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a Director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is Director, President and Chief Investment Officer of the Fund. He also is Director, President and Chief Investment Officer of The Brazilian Equity Fund, Inc., The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Latin America Investment Fund, Inc. and The Portugal Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE LATIN AMERICA EQUITY FUND, INC.

PORTFOLIO SUMMARY - AS OF DECEMBER 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
 GEOGRAPHIC ASSET BREAKDOWN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         12/31/97   12/31/96
Argentina                    4.70%      4.84%
Brazil                      31.69%     34.36%
Chile                       11.60%     21.10%
Latin America                1.47%      1.27%
Mexico                      38.13%     22.01%
Peru                         3.60%      6.80%
Venezuela                    6.99%      0.72%
Other                        0.91%      4.21%
Cash & Cash Equivalents      0.91%      4.69%

 SECTOR ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       AS A PERCENT OF NET ASSETS

                                            12/31/97   12/31/96
Banking                                        2.13%      7.66%
Broadcast, Radio & Television                  3.23%      0.00%
Cement                                         2.18%      6.74%
Conglomerates                                  3.31%      0.00%
Electric Distribution                          4.12%      5.16%
Electric Generation                            3.00%      2.81%
Engineering & Construction                     2.35%      2.50%
Food & Beverages                               9.93%     13.64%
Investment & Holding Companies                 4.82%      4.78%
Local and/or Long Distance Telephone
Service                                        3.07%      0.00%
Mining                                         3.53%      2.10%
Oil & Natural Gas                              6.08%      2.99%
Paper Products                                 3.07%      0.00%
Retail                                         6.64%      2.89%
Steel                                          0.22%      3.62%
Telecommunications                            21.96%     11.44%
Utilities                                      9.66%      4.61%
Floating Rate Investment                       0.00%      4.10%
Other                                          8.00%     19.44%
Cash & Cash Equivalents                        2.70%      5.52%

--------------------------------------------------------------------------------
   6

--------------------------------------------------------------------------------

THE LATIN AMERICA EQUITY FUND, INC.

PORTFOLIO SUMMARY - AS OF DECEMBER 31, 1997 (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------
 TOP 10 HOLDINGS, BY ISSUER

                                                                                                                   Percent of Net
           Holding                                                   Sector                     Country                Assets
---------------------------------------------------------------------------------------------------------------------------------
       1.  Telefonos de Mexico, S.A. de C.V.                   Telecommunications                Mexico                   8.4
---------------------------------------------------------------------------------------------------------------------------------
       2.  Telecomunicacoes Brasileiras S.A.                   Telecommunications                Brazil                   6.1
---------------------------------------------------------------------------------------------------------------------------------
       3.  Telecomunicacoes de Sao Paulo S.A.                  Telecommunications                Brazil                   4.2
---------------------------------------------------------------------------------------------------------------------------------
       4.  Grupo Televisa S.A.                                 Broadcast, Radio &
                                                                   Television                    Mexico                   3.2
---------------------------------------------------------------------------------------------------------------------------------
       5.  Companhia de Saneamento Basico do Estado de
           Sao Paulo                                               Utilities                     Brazil                   3.1
---------------------------------------------------------------------------------------------------------------------------------
       6.  Compania Anonima Nacional Telefonos de          Local and/or Long Distance
           Venezuela                                           Telephone Service               Venezuela                  3.1
---------------------------------------------------------------------------------------------------------------------------------
       7.  Kimberly-Clark de Mexico, S.A. de C.V.                Paper Products                  Mexico                   3.1
---------------------------------------------------------------------------------------------------------------------------------
       8.  Corporacion Industrial SanLuis, S.A. de C.V.       Investment & Holding
                                                                   Companies                     Mexico                   2.9
---------------------------------------------------------------------------------------------------------------------------------
       9.  Companhia Paranaense de Energia                         Utilities                     Brazil                   2.8
---------------------------------------------------------------------------------------------------------------------------------
      10.  Panamerican Beverages, Inc.                          Food & Beverages                 Mexico                   2.7
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-97.30%
 ARGENTINA-4.70%
 INVESTMENT COMPANIES-0.69%
CEI Citicorp Holdings S.A., Class B.....        253,764  $ 1,015,249
                                                         -----------
 OIL & NATURAL GAS-4.01%
Camuzzi Argentina S.A.*+................      1,403,504    2,669,465
Perez Companc S.A., Class B.............        113,113      807,780
Sodigas del Sur S.A.*...................        421,485      783,962
Sodigas Pampeana S.A.*..................        583,264      886,561
YPF S.A. ADR............................         23,262      795,270
                                                         -----------
                                                           5,943,038
                                                         -----------
TOTAL ARGENTINA (Cost $5,638,911)......................    6,958,287
                                                         -----------
 BRAZIL-31.69%
 BANKING-1.41%
Banco do Brasil S.A., Warrants (expiring
 06/30/01)+.............................     11,076,400       18,956
Banco do Brasil S.A., Warrants (expiring
 06/30/06)+.............................     16,614,600       29,030
Banco do Brasil S.A., Warrants (expiring
 06/30/11)+.............................     27,691,000       54,089
Banco Itau S.A. PN......................      3,683,000    1,980,019
                                                         -----------
                                                           2,082,094
                                                         -----------
 BUSINESS SERVICES-0.01%
Multibras da Amazonia S.A. PN...........         28,100       11,834
                                                         -----------
 CONSUMER GOODS-0.04%
Tec Toy Industria de Brinquedos S.A.
 PN*+...................................    352,904,000       63,242
                                                         -----------
 ELECTRIC DISTRIBUTION-1.94%
Companhia Energetica de Minas Gerais
 PN.....................................     66,073,399    2,870,749
                                                         -----------
 FOOD & BEVERAGES-2.59%
Companhia Brasileira de Distribuicao
 Grupo Pao de Acucar ADR................        126,400    2,449,000

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 FOOD & BEVERAGES (CONTINUED)
Santista Alimentos S.A. ON..............        997,000  $ 1,384,660
                                                         -----------
                                                           3,833,660
                                                         -----------
 MINING-1.92%
Companhia Vale do Rio Doce ADR..........         18,800      380,888
Companhia Vale do Rio Doce PN...........        122,600    2,466,171
                                                         -----------
                                                           2,847,059
                                                         -----------
 OIL & NATURAL GAS-2.07%
Petroleo Brasileiro S.A. PN.............     13,136,960    3,072,216
                                                         -----------
 TELECOMMUNICATIONS-10.41%
Telecomunicacoes Brasileiras S.A. ON....     55,416,000    5,635,694
Telecomunicacoes Brasileiras S.A. PN
 ADR....................................         29,107    3,389,146
Telecomunicacoes de Minas Gerais S.A.,
 PNB Receipts+..........................        136,520       17,248
Telecomunicacoes de Sao Paulo S.A. PN...     22,609,296    6,016,518
Telecomunicacoes de Sao Paulo S.A., PN
 Receipts+..............................        724,688      179,645
Telecomunicacoes do Rio de Janeiro S.A.
 PN.....................................      1,734,997      180,332
Telecomunicacoes do Rio de Janeiro S.A.,
 PN Receipts+...........................         67,272        6,145
                                                         -----------
                                                          15,424,728
                                                         -----------
 TEXTILES-1.64%
Companhia Tecidos Norte de Minas
 S.A.+..................................        371,223      123,070
Companhia Tecidos Norte de Minas S.A.
 PN.....................................      6,412,025    2,298,114
Empresa Nacional de Comercio Redito e
 Participacoes S.A. PN+.................      8,200,500        6,099
                                                         -----------
                                                           2,427,283
                                                         -----------

--------------------------------------------------------------------------------
   8

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 UTILITIES-9.66%
Centrais Eletricas Brasileiras S.A.
 ADR....................................         21,000  $   535,500
Centrais Eletricas Brasileiras S.A.
 PN.....................................     37,075,000    1,893,531
Companhia de Saneamento Basico do Estado
 de Sao Paulo ON (a)....................     19,275,000    4,576,744
Companhia Paranaense de Energia ADR.....         10,900      149,194
Companhia Paranaense de Energia PNB.....    299,019,000    4,059,081
Companhia Paulista de Forca e Luz ON....     23,462,750    3,090,385
                                                         -----------
                                                          14,304,435
                                                         -----------
TOTAL BRAZIL (Cost $51,427,855)........................   46,937,300
                                                         -----------
 CHILE-9.81%
 BANKING-0.72%
Banco de Credito e Inversiones..........        158,129    1,063,810
                                                         -----------
 CONSUMER DURABLES-0.27%
Empresas Almacenes Paris................        366,549      406,255
                                                         -----------
 CONSUMER GOODS-0.20%
Compania Tecno Industrial S.A...........     13,449,951      291,390
                                                         -----------
 ELECTRIC DISTRIBUTION-1.02%
Empresas Emel S.A.......................         31,153      603,878
Sociedad Austral de Electricidad S.A....         38,000      909,920
                                                         -----------
                                                           1,513,798
                                                         -----------
 ELECTRIC GENERATION-1.52%
Empresa Nacional de Electricidad S.A....      1,854,553    1,065,786
Enersis S.A.............................      2,145,787    1,189,113
                                                         -----------
                                                           2,254,899
                                                         -----------
 ENGINEERING & CONSTRUCTION-0.24%
Besalco S.A.............................         66,469      265,270
                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 ENGINEERING & CONSTRUCTION (CONTINUED)
Maderas y Sinteticos Sociedad Anonima...        282,196  $    88,810
                                                         -----------
                                                             354,080
                                                         -----------
 FERTILIZER-0.86%
Sociedad Quimica y Minera de Chile S.A.,
 Class A................................        257,429    1,003,885
Sociedad Quimica y Minera de Chile S.A.,
 Class B................................         63,571      272,551
                                                         -----------
                                                           1,276,436
                                                         -----------
 FOOD & BEVERAGES-2.07%
Compania Cervecerias Unidas S.A.........        127,567      727,292
Embotelladora Andina S.A., Series A.....        203,474      679,793
Embotelladora Andina S.A., Series B.....        203,474      649,632
Embotelladora Polar S.A.................      1,055,018    1,010,508
                                                         -----------
                                                           3,067,225
                                                         -----------
 FORESTRY-1.01%
Compania de Petroleos de Chile S.A......        299,505    1,017,702
Compania Manufacturera de Papeles y
 Cartones S.A...........................         56,159      473,862
                                                         -----------
                                                           1,491,564
                                                         -----------
 INSURANCE-0.14%
Compania de Seguros La Prevision Vida
 S.A.+..................................        217,878      202,723
                                                         -----------
 MINING-0.73%
Antofagasta Holdings plc................        199,000    1,078,531
                                                         -----------
 RETAIL-0.26%
Sociedad Anonima Comercial e Industrial
 Falabella..............................        350,994      384,212
                                                         -----------
 STEEL-0.22%
Compania de Aceros del Pacifico S.A.....        155,931      325,375
                                                         -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 TELECOMMUNICATIONS-0.55%
Compania de Telecomunicaciones de Chile
 S.A. ADR...............................         13,100  $   391,362
Compania de Telecomunicaciones de Chile
 S.A., Class A..........................         10,000       72,292
Empresa Nacional de Telecomunicaciones
 S.A....................................         83,854      344,213
                                                         -----------
                                                             807,867
                                                         -----------
TOTAL CHILE (Cost $8,707,036)..........................   14,518,165
                                                         -----------
 COLOMBIA-0.00%
 BANKING-0.00%
Banco de Bogota.........................            146          749
                                                         -----------
 CEMENT-0.00%
Cementos Paz del Rio S.A. ADR+,++.......             31          473
                                                         -----------
TOTAL COLOMBIA (Cost $477).............................        1,222
                                                         -----------
 JAMAICA-0.91%
 INVESTMENT & HOLDING COMPANIES-0.91%
Jamaican Assets I L.P.*+ (Cost
 $1,300,000)............................      1,300,000    1,350,388
                                                         -----------
 LATIN AMERICA-1.47%
 TELECOMMUNICATIONS-1.47%
International Wireless Communications,
 Inc.*+.................................        322,582      322,582
International Wireless Communications,
 Inc., Series D*+.......................        186,400    1,747,500
International Wireless Communications,
 Inc., Series F*+.......................         10,840      101,625
International Wireless Communications,
 Inc., Warrants (expiring 12/31/98)*+...            640          300
                                                         -----------
TOTAL LATIN AMERICA (Cost $1,648,181)..................    2,172,007
                                                         -----------
                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 MEXICO-38.13%
 BROADCAST, RADIO & TELEVISION-3.23%
Grupo Televisa S.A. GDR+,++.............        123,670  $ 4,784,483
                                                         -----------
 CEMENT-2.18%
Cementos Mexicanos, S.A. de C.V., Class
 B+.....................................        129,000      688,916
Cementos Mexicanos, S.A. de C.V. CPO+...        562,010    2,545,253
                                                         -----------
                                                           3,234,169
                                                         -----------
 CONGLOMERATES-3.31%
ALFA, S.A. de C.V.......................        256,000    1,735,109
Desc, S.A. de C.V. ADR..................         84,500    3,168,750
                                                         -----------
                                                           4,903,859
                                                         -----------
 ENGINEERING & CONSTRUCTION-1.29%
Empresas ICA Sociedad Controladora, S.A.
 de C.V. ADR............................        116,670    1,917,763
                                                         -----------
 FINANCIAL SERVICES-1.13%
Grupo Financiero Banamex Accival, S.A.
 de C.V.+...............................        559,000    1,672,740
                                                         -----------
 FOOD & BEVERAGES-5.27%
Fomento Economico Mexicano, S.A. de
 C.V., Class B..........................        472,800    3,778,651
Panamerican Beverages, Inc., Class A....        123,404    4,026,055
                                                         -----------
                                                           7,804,706
                                                         -----------
 INVESTMENT & HOLDING COMPANIES-3.91%
Corporacion Industrial SanLuis, S.A. de
 C.V. CPO...............................        527,958    4,337,230
Grupo Carso, S.A. de C.V., Class A1.....        216,800    1,450,616
                                                         -----------
                                                           5,787,846
                                                         -----------
 PAPER PRODUCTS-3.07%
Kimberly-Clark de Mexico, S.A. de C.V.,
 Class A................................        930,130    4,552,399
                                                         -----------

--------------------------------------------------------------------------------
   10

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 RETAIL-6.38%
Cifra S.A. de C.V. ADR..................      1,420,900  $ 3,353,324
Controladora Comercial Mexicana, S.A. de
 C.V. GDR...............................        130,838    3,393,611
Grupo Elektra, S.A. de C.V. CPO.........      1,558,010    2,702,700
                                                         -----------
                                                           9,449,635
                                                         -----------
 TELECOMMUNICATIONS-8.36%
Telefonos de Mexico, S.A. de C.V. ADR...        220,870   12,382,524
                                                         -----------
TOTAL MEXICO (Cost $43,844,558)........................   56,490,124
                                                         -----------
 PERU-3.60%
 ELECTRIC DISTRIBUTION-1.16%
Ontario-Quinta A.V.V.*..................      1,369,000    1,711,939
                                                         -----------
 FINANCIAL SERVICES-0.84%
Credicorp Limited.......................         69,515    1,251,270
                                                         -----------
 MINING-0.88%
Compania de Minas Buenaventura S.A.
 ADR....................................         62,800    1,004,800
Compania de Minas Buenaventura S.A.,
 Trabajo Shares.........................         50,000      297,431
                                                         -----------
                                                           1,302,231
                                                         -----------
 TELECOMMUNICATIONS-0.72%
Telefonica del Peru S.A. ADR............         45,900    1,070,044
                                                         -----------
TOTAL PERU (Cost $4,963,331)...........................    5,335,484
                                                         -----------
 VENEZUELA-6.99%
 ELECTRIC GENERATION-1.48%
C.A. La Electricidad de Caracas,
 SAICA-SACA.............................      1,831,573    2,197,306
                                                         -----------
 ENGINEERING & CONSTRUCTION-0.82%
Siderurgica Venezolana S.A.I.C.A. ADR...        303,400    1,213,600
                                                         -----------
                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 LOCAL AND/OR LONG DISTANCE TELEPHONE SERVICE-3.07%
Compania Anonima Nacional Telefonos de
 Venezuela ADR..........................        109,408  $ 4,554,108
                                                         -----------
 REAL ESTATE & CONSTRUCTION-1.17%
Fondo de Valores Inmobiliarios S.A.,
 Series B+..............................     18,970,213    1,730,378
                                                         -----------
 TELECOMMUNICATIONS-0.45%
Venworld Telecommunications+=/ =........         40,161      667,918
                                                         -----------
TOTAL VENEZUELA (Cost $9,001,156)......................   10,363,310
                                                         -----------
TOTAL EQUITY OR EQUITY-LINKED SECURITIES (Cost
 $126,531,505).........................................  144,126,287
                                                         -----------

 FLOATING RATE INVESTMENT-0.00%
 ARGENTINA-0.00%
                                            Par (000)
                                          -------------
Republic of Argentina, Bocon Pre 2, FRN,
 5.70%, 04/01/01(b) (Cost $463).........     USD      0          493
                                                         -----------

 SHORT-TERM INVESTMENTS-1.79%
 CHILEAN MUTUAL FUNDS-1.02%
                                             No. of
                                             Shares
                                          -------------
Fondo Mutuo Bancredito Redimiento.......         22,105      912,201
Fondo Mutuo Operacional BanChile........         11,043      129,973
Fondo Mutuo Security Check..............        108,228      476,625
                                                         -----------
TOTAL CHILEAN MUTUAL FUNDS (Cost $1,514,552)...........
                                                           1,518,799
                                                         -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                               Par          Value
Description                                   (000)       (Note A)
--------------------------------------------------------------------
 CHILEAN REPURCHASE AGREEMENT-0.77%
Citibank, N.A. (Agreement dated
 12/30/97, to be repurchased at
 $1,141,821) 7.08%, 01/06/98* (Note G)
 (Cost $1,137,199)......................    CLP 500,688  $ 1,140,699
                                                         -----------
TOTAL SHORT-TERM INVESTMENTS (Cost $2,651,751).........
                                                           2,659,498
                                                         -----------

TOTAL INVESTMENTS-99.09%
 (Cost $129,183,719) (Notes A,D).......................  146,786,278
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES-0.91%...
                                                           1,343,352
                                                         -----------
NET ASSETS-100.00%.....................................  $148,129,630
                                                         -----------
                                                         -----------

---------------------------------------------------------
*          Not readily marketable security.
+          Security is non-income producing.
++         SEC Rule 144A security. Such securities are traded
           only among "qualified institutional buyers".
=/=        Restricted security (See Note F).
(a)        With an additional 61,233 rights attached, expiring
           01/02/98, with no market value.
(b)        Adjustable rate; rate resets based on 1-month U.S.
           Dollar London Interbank Offered Rate (LIBOR) flat.
           Pro-rata sinking fund has been established.
ADR        American Depositary Receipts.
CLP        Chilean Pesos.
CPO        Ordinary Participation Certificates.
FRN        Floating Rate Notes.
GDR        Global Depositary Receipts.
ON         Ordinary Shares.
PN         Preferred Shares.
PNB        Preferred Shares, Class B.
USD        United States Dollars.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   12

--------------------------------------------------------------------------------

THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 1997
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost
 $129,183,719) (Note A).................     $146,786,278
Cash (including $4,009 of foreign
 currencies with a cost of $3,992) (Note
 A).....................................       13,848,611
Receivables:
  Investments sold......................        1,468,088
  Dividends.............................          155,579
  Interest..............................              156
Prepaid expenses........................           20,422
                                             ------------
Total Assets............................      162,279,134
                                             ------------

 LIABILITIES
Payables:
  Dividend (Note A).....................       12,900,547
  Investments purchased.................          576,541
  Investment advisory fees (Note B).....          442,859
  Administration fees (Note B)..........           49,455
  Other accrued expenses................          180,102
                                             ------------
Total Liabilities.......................       14,149,504
                                             ------------
NET ASSETS (applicable to 8,600,364
 shares of common stock outstanding)
 (Note C)...............................     $148,129,630
                                             ------------
                                             ------------

NET ASSET VALUE PER SHARE ($148,129,630
  DIVIDED BY 8,600,364).................           $17.22
                                             ------------
                                             ------------

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value;
 8,600,364 shares issued and outstanding
 (100,000,000 shares authorized)........     $      8,600
Paid-in capital.........................      132,550,946
Undistributed net investment income.....          870,784
Accumulated net realized loss on
 investments and foreign currency
 related transactions...................       (2,903,161)
Net unrealized appreciation in value of
 investments and translation of other
 assets and liabilities denominated in
 foreign currencies.....................       17,602,461
                                             ------------
Net assets applicable to shares
 outstanding............................     $148,129,630
                                             ------------
                                             ------------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.............................     $ 3,962,470
  Interest..............................         576,523
  Less: Foreign taxes withheld..........        (105,655)
                                             -----------
  Total Investment Income...............       4,433,338
                                             -----------
Expenses:
  Investment advisory fees (Note B).....       2,015,794
  Custodian fees........................         317,634
  Administration fees (Note B)..........         248,144
  Printing..............................         100,498
  Accounting fees.......................          67,996
  Audit and legal fees..................          63,399
  Directors' fees.......................          38,964
  Transfer agent fees...................          29,699
  Insurance.............................          19,989
  NYSE listing fees.....................          16,170
  Other.................................          39,576
  Brazilian taxes (Note A)..............         227,025
  Chilean repatriation taxes (Note A)...         175,824
                                             -----------
  Total Expenses........................       3,360,712
  Less: Fee waivers (Note B)............        (210,285)
                                             -----------
    Net Expenses........................       3,150,427
                                             -----------
  Net Investment Income.................       1,282,911
                                             -----------

 NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized gain/(loss) from:
  Investments...........................      21,121,644
  Foreign currency related
   transactions.........................        (411,553)
Net change in unrealized appreciation in
 value of investments and translation of
 other assets and liabilities
 denominated in foreign currencies......      (4,851,235)
                                             -----------
Net realized and unrealized gain on
 investments and foreign currency
 related transactions...................      15,858,856
                                             -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................     $17,141,767
                                             -----------
                                             -----------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   14

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                             For the Years Ended December
                                                          31,
                                             -----------------------------
                                                 1997             1996
                                             -----------------------------

 INCREASE IN NET ASSETS
Operations:
  Net investment income.................     $  1,282,911     $  1,658,939
  Net realized gain on investments and
   foreign currency related
   transactions.........................       20,710,091          296,854
  Net change in unrealized appreciation
   in value of investments and
   translation of other assets and
   liabilities denominated in foreign
   currencies...........................       (4,851,235)      15,398,607
                                             ------------     ------------
    Net increase in net assets resulting
     from operations....................       17,141,767       17,354,400
                                             ------------     ------------
Dividends and distributions to
 shareholders:
  Net investment income.................       (1,375,740)        (515,844)
  Net realized gain on investments......      (12,900,547)              --
                                             ------------     ------------
    Total dividends and distributions to
     shareholders.......................      (14,276,287)        (515,844)
                                             ------------     ------------
Capital share transactions (Note C):
  Proceeds from 1,987 shares and 980
   shares, respectively, issued in
   reinvestment of dividends............           34,027           14,459
                                             ------------     ------------
    Total increase in net assets........        2,899,507       16,853,015
                                             ------------     ------------

 NET ASSETS
Beginning of year.......................      145,230,123      128,377,108
                                             ------------     ------------
End of year (including undistributed net
 investment income of $870,784 and
 $1,375,166, respectively)..............     $148,129,630     $145,230,123
                                             ------------     ------------
                                             ------------     ------------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE LATIN AMERICA EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                                                              For the
                                                                                                              Period
                                                                                                            October 30,
                                                                                                               1991*
                                                            For the Years Ended December 31,                  through
                                                ---------------------------------------------------------  December 31,
                                                  1997      1996      1995     1994+     1993+     1992        1991
                                                ------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period..........    $16.89    $14.93    $17.92    $22.50    $14.37   $15.44       $13.85**
                                                --------  --------  --------  --------  --------  -------  -------------
Net investment income.........................      0.15      0.19      0.06      0.01      0.11     0.21         0.06
Net realized and unrealized gain/(loss) on
 investments and foreign currency related
 transactions.................................      1.84      1.83     (2.81)     0.96      8.75     0.43         1.60
                                                --------  --------  --------  --------  --------  -------  -------------
Net increase/(decrease) in net assets
 resulting from operations....................      1.99      2.02     (2.75)     0.97      8.86     0.64         1.66
                                                --------  --------  --------  --------  --------  -------  -------------
Dividends and distributions to shareholders:
    Net investment income.....................     (0.16)    (0.06)       --     (0.17)       --    (0.21)       (0.06)
    Net realized gain on investments and
     foreign currency related transactions....     (1.50)       --     (0.24)    (3.10)    (0.75)   (1.32)       (0.01)
    In excess of net realized gain............        --        --        --        --        --    (0.18)          --
                                                --------  --------  --------  --------  --------  -------  -------------
Total dividends and distributions to
 shareholders.................................     (1.66)    (0.06)    (0.24)    (3.27)    (0.75)   (1.71)       (0.07)
                                                --------  --------  --------  --------  --------  -------  -------------
Effect of reduction of accrued offering
 costs........................................        --        --        --        --      0.02       --           --
Dilution due to capital share rights
 offering.....................................        --        --        --     (2.28)       --       --           --
                                                --------  --------  --------  --------  --------  -------  -------------
Net asset value, end of period................    $17.22    $16.89    $14.93    $17.92    $22.50   $14.37       $15.44
                                                --------  --------  --------  --------  --------  -------  -------------
                                                --------  --------  --------  --------  --------  -------  -------------
Market value, end of period...................   $13.688   $14.000   $12.875   $17.625   $25.625  $14.000      $13.500
                                                --------  --------  --------  --------  --------  -------  -------------
                                                --------  --------  --------  --------  --------  -------  -------------
Total investment return(a)....................     10.29%     9.18%   (25.65)%   (17.78)%    89.35%   16.49%       (2.73)%
                                                --------  --------  --------  --------  --------  -------  -------------
                                                --------  --------  --------  --------  --------  -------  -------------

 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted).......  $148,130  $145,230  $128,377  $153,128  $135,573  $86,359      $92,751
Ratio of expenses to average net assets(c)....      1.89%     1.69%     2.04%     1.94%     2.00%    2.20%        2.35%(b)
Ratio of expenses to average net assets,
 excluding fee waivers........................      2.02%     1.80%     2.15%       --        --       --           --
Ratio of expenses to average net assets,
 excluding taxes..............................      1.65%       --      1.81%     1.70%       --       --           --
Ratio of net investment income to average net
 assets.......................................      0.77%     1.16%     0.42%     0.04%     0.63%    1.27%        2.46%(b)
Portfolio turnover rate.......................    111.83%    43.22%    27.05%    68.46%    49.48%   68.70%       11.58%
Average commission rate per share(d)..........   $0.0001   $0.0001        --        --        --       --           --

---------------------------------------------------------------------------
*    Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.10 per share.
+    Based on average shares outstanding.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the to the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b)  Annualized.
(c) Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers and inclusive of taxes.
(d) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased ans sold during the respective periods for which commissions were charged, as required by the SEC for fiscal years beginning on or after September 1, 1995.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   16

--------------------------------------------------------------------------------

THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

 NOTE A. SIGNIFICANT ACCOUNTING POLICIES
The Latin America Equity Fund, Inc. (the "Fund") was incorporated in Maryland on September 16, 1991 and commenced investment operations on October 30, 1991. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the closing price quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of non-publicly traded securities. At December 31, 1997, the Fund held 6.91% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $8,233,824 and fair value of $10,242,240. The net asset value per share of the Fund is currently calculated weekly, at the end of each month and at any other times determined by the Board of Directors.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At December 31, 1997, the interest rate was 5.00% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise tax as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

For U.S. federal income tax purposes, net realized capital losses from investments incurred after October 31, 1997, within the fiscal year, are deemed to arise on the first day of the following fiscal year. The Fund incurred and elected to defer such losses of $759,614.

Income received by the Fund from sources within Latin America may be subject to withholding and other taxes imposed by such countries. Also, certain Latin American countries impose taxes on funds remitted or repatriated from such countries.

The Fund is subject to a 10% Chilean repatriation tax with respect to all remittances from Chile in excess of original invested capital. For the year ended December 31, 1997, the Fund incurred $175,824 of such expense.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Effective January 23, 1997, Brazil imposes a 0.20% CONTRIBUCAO SOBRE MOVIMENTACAO FINANCIERA ("CPMF") tax that applies to most debit transactions carried out by financial institutions. Stock exchange transactions are not affected by this tax. For the year ended December 31, 1997, the Fund incurred $227,025 of such expense.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and U.S. federal income tax reporting purposes.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies.
Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

On December 10, 1997, a distribution from net realized long-term capital gains in the aggregate amount of $12,900,547, equal to $1.50 per share was declared to shareholders of record on December 31, 1997, payable on January 16, 1998.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

--------------------------------------------------------------------------------
   18

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

At December 31, 1997, the Fund reclassified $411,553 of foreign currency losses to undistributed net investment income.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The Latin American securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A significant proportion of the aggregate market value of equity securities listed on the major securities exchange are held by a small number of investors. This may limit the number of shares for acquisition or disposition by the Fund.

The Fund, subject to local investment limitations, may invest up to 10% of its assets in non-publicly traded equity securities which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

The Fund is permitted to engage in the trading of sovereign debt of Latin American countries which involves a high degree of risk. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt. Sovereign debt in which the Fund will invest is widely considered to have a credit quality below investment grade as determined by U.S. rating agencies. As a result, sovereign debt may be regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involves major risk exposure to adverse conditions.

The Fund may enter into repurchase agreements on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repurchase agreements are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
underlying securities at market value and may claim any resulting loss against the seller; collectibility of such claims may be limited (see Note G).

 NOTE B. AGREEMENTS
BEA Associates ("BEA") serves as the Fund's investment adviser, with respect to all investments. As compensation for its advisory services, BEA receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.25% of the first $100 million of the Fund's average weekly net assets, 1.15% of the next $50 million of the Fund's average weekly net assets and 1.05% of the Fund's average weekly net assets in excess of $150 million. BEA has agreed to waive its portion of the advisory fee previously payable to the Fund's former sub-advisers. For the year ended December 31, 1997, BEA earned $2,015,794 for advisory services, of which BEA waived $210,285. BEA also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund. For the year ended December 31, 1997, BEA was reimbursed $14,545 for administrative services rendered to the Fund.
Celfin Servicios Financieros Limitada ("Celfin") serves as the Fund's sub-adviser, with respect to Chilean investments. In return for its services, Celfin is paid a fee out of the advisory fees payable to BEA, computed weekly and paid quarterly at an annual rate of 0.25% of the Fund's average weekly net assets invested in Chile. For the year ended December 31, 1997, Celfin earned $57,167 for sub-advisory services.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee for its services rendered that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the year ended December 31, 1997, BSFM earned $153,299 for administrative services.

BEA Administration, Administradora de Fondos de Inversion de Capital Extranjero S.A. ("AFICE"), an affiliate of BEA, serves as the Fund's Chilean administrator. For its services, AFICE is paid an annual fee by the Fund equal to the greater of 2,000 U.F.'s (approximately $64,300 at December 31, 1997) or 0.10% of the Fund's average weekly net assets invested in Chile and an annual reimbursement of out-of-pocket expenses not to exceed 500 U.F.'s. Such fees are paid by AFICE to Celfin for certain administrative services. An accounting fee is also paid to Celfin which is calculated and paid quarterly at an annual rate of 205.32 U.F.'s (approximately $6,600 at December 31, 1997). For the year ended December 31, 1997, Celfin earned $80,300 and $7,982 for administration and accounting services, respectively.

 NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 8,600,364 shares outstanding at December 31, 1997, BEA owned 7,169 shares.

 NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at December 31, 1997 was $129,747,236. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currencies) of $17,035,541 was composed of gross appreciation of $25,536,034 for those investments having an excess of value over cost and gross depreciation of $8,500,493 for those investments having an excess of cost over value.

For the year ended December 31, 1997, purchases and sales of securities, other than short-term investments, were $177,169,648 and $188,850,995, respectively.

--------------------------------------------------------------------------------
   20

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

 NOTE E. CREDIT AGREEMENT
The Fund, along with 18 other U.S. regulated management investment companies for which BEA serves as investment adviser, has a credit agreement with The First National Bank of Boston. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $50,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 19 funds exceed $50,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The maximum amount outstanding under the credit agreement for the Fund was $5,500,000 with an average balance of $224,932 with an interest rate of 8.47% during the year ended December 31, 1997. The Fund had no amounts outstanding under the credit agreement at December 31, 1997.

 NOTE F. RESTRICTED SECURITY

Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value. The table below shows the number of shares held, the acquisition dates, aggregate cost, fair value as of December 31, 1997, share value of such security and percent of net assets which the security comprises.

                                     NUMBER                                           FAIR VALUE AT        VALUE       PERCENT OF
SECURITY                            OF SHARES     ACQUISITION DATES        COST     DECEMBER 31, 1997    PER SHARE     NET ASSETS
---------------------------------  -----------  ----------------------  ----------  ------------------  -----------  ---------------
Venworld Telecommunications            40,161    07/30/92 & 08/07/92    $  817,105     $    667,918      $   16.63           0.45

The Fund may incur certain costs in connection with the disposition of the above security.

 NOTE G. COLLATERAL FOR REPURCHASE AGREEMENT

Listed below is the collateral associated with the repurchase agreement with Citibank, N.A., 7.08%, due 01/06/98, outstanding at December 31, 1997:

                                                INTEREST   MATURITY                 MARKET     ACCRUED       TOTAL
TYPE OF SECURITY                       SERIES     RATE       DATE      CLP PAR      VALUE      INTEREST      VALUE
-------------------------------------  ------   --------   --------  -----------  ----------  ----------   ----------
Pagares Capitolo Diez y Nueve........    QA      7.74 %    12/18/99      500,000  $  478,097   $ 1,336     $  479,433
Pagares Capitolo Diez y Nueve........    QA      7.87      09/15/99      500,000     486,257    11,374        497,631
Pagares Capitolo Diez y Nueve........    QA      7.74      12/21/99      100,000      95,561       205         95,766
Pagares Descontables Banco
 Central de Chile....................    --      7.80      01/14/98    1,350,000       3,069       113          3,182
Pagares Reajustable Banco
 Central de Chile....................    1A      6.95      05/01/00        7,500      77,268       895         78,163
                                                                                  ----------  ----------   ----------
Total................................                                             $1,140,252   $13,923     $1,154,175
                                                                                  ----------  ----------   ----------
                                                                                  ----------  ----------   ----------

--------------------------------------------------------------------------------

 REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Latin America Equity Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The Latin America Equity Fund, Inc., including the schedule of investments, as of December 31, 1997 and the related statement of operations for the year then ended and changes in net assets for each of the two years then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1997 by correspondence with the custodians, brokers and issuers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Latin America Equity Fund, Inc., as of December 31, 1997 and the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 18, 1998

--------------------------------------------------------------------------------
   22

 RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)
On April 22, 1997, the annual meeting of shareholders of The Latin America Equity Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect four directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                                                        FOR      WITHHELD   NON-VOTES
-----------------------------------------------------------------------------------  ----------  ---------  ----------
Dr. Enrique R. Arzac                                                                  5,043,823    253,969   3,300,585
George W. Landau                                                                      5,038,254    259,538   3,300,585
William W. Priest, Jr.                                                                5,034,164    263,628   3,300,585
Richard W. Watt                                                                       5,036,721    261,071   3,300,585

In addition to the directors re-elected at the meeting, James J. Cattano, Peter
A. Gordon and Martin M. Torino continue to serve as directors of the Fund.

(2) To ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants for the year ending December 31, 1997.

                                                                              FOR       AGAINST    ABSTAIN   NON-VOTES
                                                                           ----------  ---------  ---------  ----------
                                                                            5,081,694    192,961     23,137   3,300,585

(3) To approve an amendment to the Fund's investment restrictions to permit the Fund to issue "senior securities" to the extent permitted by the Investment Company Act of 1940, as amended.

                                                                           FOR       AGAINST     ABSTAIN   NON-VOTES
                                                                        ----------  ----------  ---------  ----------
                                                                         1,863,009   1,006,961    139,934   5,588,473

  The Fund did not receive the required votes to approve the above proposal.

(4) To approve an amendment to the Fund's Articles of Incorporation relating to the size of the Board of Directors and the removal of Directors.

                                                                            FOR       AGAINST    ABSTAIN   NON-VOTES
                                                                         ----------  ---------  ---------  ----------
                                                                          4,769,306    387,856    140,630   3,300,585

--------------------------------------------------------------------------------

 TAX INFORMATION (UNAUDITED)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's year end (December 31, 1997) as to the U.S. federal tax status of dividends and distributions received by the Fund's shareholders in respect of such fiscal year. Of the $1.66 per share distribution paid in respect of such year, $0.16 per share was derived from net investment income and $1.50 per share was derived from net realized long-term capital gains. Of the $1.50 per share distribution paid from net realized long-term capital gains, $1.01 per share was derived from 28 Percent Rate Gains and $.49 per share was derived from 20 Percent Rate Gains. There were no distributions which would qualify for the dividend received deduction available to corporate shareholders.

The Fund does not intend to make an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended.
Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 1996.

Notification for calendar year 1997 was mailed in January 1998. The notification reflected the amount to be used by calendar year taxpayers on their U.S. federal income tax returns along with Form 1099-DIV.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend and distributions. They will generally not be entitled to a foreign tax credit or deduction for the foreign withholding taxes paid by the Fund.

In general, dividends and distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keoghs and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

--------------------------------------------------------------------------------
   24

 DESCRIPTION OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Pursuant to The Latin America Equity Fund, Inc.'s (the "Fund") Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless the Fund's transfer agent, as the Plan Agent (the "Plan Agent"), is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividend and distributions automatically reinvested should notify the Plan Agent for the Fund, at the address set forth below. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's common stock registered in street name should contact the broker or nominee for details concerning participation in the Plan.

Certain distributions of cash attributable to (a) some of the dividends and interest amounts paid to the Fund and (b) certain capital gains earned by the Fund that are derived from securities of certain foreign issuers are subject to taxes payable by the Fund at the time amounts are remitted. Such taxes, if any, will be borne by the Fund and allocated to all shareholders in proportion to their interests in the Fund.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new share to the participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of stock from the Fund valued at the market price.

The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distributions payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

Participants in the Plan have the option of making additional cash payments to the Plan Agent, semi-annually, in any amount from $100 to $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about February 15 and August 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately 10 days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if

--------------------------------------------------------------------------------
the notice is received by the Agent not less than 48 hours before the payment is to be invested. A participant's tax basis in his shares acquired through his optional investment right will equal his cash payments to the Plan, including any cash payments used to pay brokerage commissions allocable to his acquired shares.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of a shareholder, such as a bank, broker or nominee, that holds shares for other who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either stock or cash. The Plan Agent's fees for the handling of reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will be charged by the Plan Agent a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with voluntary cash payments made by the participant or the reinvestment of dividends or capital gains distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan agent will be purchasing stock for all participants in blocks and prorating the lower commission thus obtainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made. The Fund cannot predict, therefore, whether the cost to a participant who makes a voluntary cash payment will be less than if a participant were to make an open market purchase of the Fund's common stock on his own behalf.

The receipt of dividends and distributions in stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the semi-annual contribution date, in the case of voluntary cash payments, or the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days written notice to members of the Plan. All correspondence concerning the Plan should be directed to The First National Bank of Boston, Investor Relations Department, P.O. Box 644, Mail Stop 45-02-09, Boston, Massachusetts 02102-0644 or by telephone at 1-800-730-6001.

--------------------------------------------------------------------------------
   26

 SUMMARY OF GENERAL INFORMATION

The Fund--The Latin America Equity Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in Latin American equity securities. The Fund is managed and advised by BEA Associates ("BEA"). BEA is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. BEA manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of December 31, 1997, BEA managed approximately $34.2 billion in assets.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "LatAEqt" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "LatinAmEqty". The Fund's New York Stock Exchange trading symbol is LAQ. Weekly comparative net asset value (NAV) and market price information about The Latin America Equity Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON's, as well as other newspapers, in a table called "Closed End Funds".

 THE BEA GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds or a prospectus on any of the open-end mutual funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

CLOSED-END FUNDS                                       BEA ADVISOR FUNDS
SINGLE COUNTRY                                         OPEN-END MUTUAL FUNDS
The Brazilian Equity Fund, Inc. (BZL)                  BEA Emerging Markets Equity Fund
The Chile Fund, Inc. (CH)                              BEA Global Telecommunications
                                                       Fund
The First Israel Fund, Inc. (ISL)                      BEA High Yield Fund
The Indonesia Fund, Inc. (IF)                          BEA International Equity Fund
The Portugal Fund, Inc. (PGF)

MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc. (EMG)
The Emerging Markets Telecommunications Fund, Inc.
(ETF)
The Latin America Investment Fund, Inc. (LAM)

FIXED INCOME                                           For shareholder information or a
BEA Income Fund, Inc. (FBF)                            copy of a prospectus for any of
BEA Strategic Global Income Fund, Inc. (FBI)           the open-end mutual funds, please
                                                       call, 1-800-401-2230.
For closed-end fund information                        Visit our website on the
please call, 1-800-293-1232.                           Internet:
                                                       http://www.beafunds.com

--------------------------------------------------------------------------------

 DIRECTORS AND CORPORATE OFFICERS

William W. Priest, Jr.          Chairman of the Board of Directors

Richard W. Watt                 Chief Investment Officer, President
                                and Director
Emily Alejos                    Investment Officer
Dr. Enrique R. Arzac            Director

James J. Cattano                Director

Peter A. Gordon                 Director

George W. Landau                Director
Martin M. Torino                Director

Hal Liebes                      Senior Vice President

Michael A. Pignataro            Chief Financial Officer and
                                Secretary

Rocco A. Del Guercio            Vice President

Wendy S. Setnicka               Treasurer

 INVESTMENT ADVISER

BEA Associates
One Citicorp Center
153 East 53rd Street
New York, NY 10022

 ADMINISTRATOR

Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

 CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

 SHAREHOLDER SERVICING AGENT

The First National Bank of Boston
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

 INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
2400 Eleven Penn Center
Philadelphia, PA 19103

 LEGAL COUNSEL

Willkie Farr & Gallagher
One Citicorp Center
153 East 53rd Street
New York, NY 10022

                                                                          [LOGO]
This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

--------------------------------------------------------------------------------
                                                                      3915-AR-97